Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy Gaylord, Chief Executive Officer of Capital Directions, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Quarterly Report on Form 10-Q for the period ended March 31, 2003 which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report on Form 10-Q for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Capital Directions, Inc.

Date: March 31, 2003	/s/ Timothy P. Gaylord

Timothy Gaylord
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Capital Directions, Inc. and will be retained by Capital Directions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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